Jefferies & Company September 23, 2009 (NYSE AMEX: PDC) www.pioneerdrlg.com Exhibit 99.1

Forward-looking Statements
This presentation contains various forward-looking statements and information that are based on management’s current expectations and assumptions about future events. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “expect,” “anticipate,” “plan,” “intend,” “seek,” “will,” “should,”
“goal,” and other words that convey the uncertainty of future events and outcomes. Forward-looking information includes , among other matters, statements regarding the Company’s anticipated growth, quality of assets, rig utilization rate, capital spending by oil and gas companies, production rates, the Company's growth strategy, and the Company's international operations.  Although the Company believes that the expectations and assumptions reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including, among others: general and regional economic conditions and industry trends; the continued strength of the contract land drilling industry in the geographic areas where the Company operates;
decisions about onshore exploration and development projects to be made by oil and gas companies; the highly competitive nature of the contract land drilling business; the Company’s future financial performance, including availability, terms and deployment of capital; the continued availability of qualified personnel; changes in governmental regulations, including those relating to the environment; the political, economic and other uncertainties encountered in the Company's international operations and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Should one or more of these risks, contingencies or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected.  Many of these factors have been discussed in more detail in the
Company's annual report on Form 10-K for the fiscal year ended December 31, 2008 and quarterly reports on Form
10Q for the quarters ended June 30, 2009.  Unpredictable or unknown factors that the Company has not discussed in this presentation or in its filings with the Securities and Exchange Commission could also have material adverse effects on actual results of matters that are the subject of the forward-looking statements. All forward-looking statements speak only as the date on which they are made and the Company undertakes no duty to update or revise any forward-looking statements. We advise our shareholders to use caution and common sense when considering our forward looking statements.

Pioneer Overview
Ticker Symbol
NYSE AMEX US: PDC
Market Cap (9/18/09)
$333 million
Stock Price (9/18/09)
$6.61
Average daily trading volume approximately 276,000 shares
Public float approximately 50 million shares
Employees
1,200
Headquarters
San Antonio, Texas

Service Points
Drilling Services
Well Services
Wireline Services
Fishing & Rental Services
PDC HQ

PIONEER DRILLING COMPANY

Company Profile
Drilling Services
– 71 high-quality drilling rigs
capable of drilling 6,000-
25,000 feet
Production Services
– 74 workover rigs, 61 wireline
units, $15 million of fishing &
rental tools

Balanced Business Mix, Focus on Returns
Pioneer is a multi-faceted energy services provider
Modern, high-quality drilling and well services fleet provides a competitive advantage in up and down markets
– Over 80% of drilling rig fleet is new or upgraded since 2001
– Newest, premium workover rig fleet in the U.S.
Production Services offers business diversification, strong
margins
Geographic diversification
– Broad reach in most prolific U.S. oil and gas plays
– Successful international operations in Colombia
– Exploring other expansion opportunities in Latin America

Strategic Growth Initiatives
Disciplined program of
acquisitions and new-builds
– Acquired 39 drilling rigs through 9 acquisitions
– Built 31 drilling rigs, with the newest 2000-
horsepower rig delivered in May 2009
International Expansion
– September 2007 – Launched land drilling
operations in Latin America
Oilfield Services Diversification
– March 2008 – Formed Production Services
Division through the $340 million acquisition of
WEDGE Companies and Competition Wireline

Contribution by Segment
Revenue (1)
Drilling
Services
69%
Production
Services
31%
(1) Revenue percentages are based on revenues of $117.1 million and $52.9 million for Drilling Services and Production Services, respectively, for the six months ended June 30, 2009.
(2) Earnings before interest, taxes, depreciation and amortization, and impairments (EBITDA) percentages are based on EBITDA of
$34.4 million and $11.3 million for Drilling Services and Production Services, respectively, for the six months ended June 30, 2009.
EBITDA (2)
Drilling
Services
75%
Production
Services
25%

8 Drilling Services Division

Efficient, Safe, High-Quality Assets
EFFICIENCY
Modern, well-maintained drilling fleet
– 17 top drives installed, 4 of which are
integrated into the mast
– Over 65% have tier 1, 2, or 3 engines
– Over 65% have rounded bottom mud tanks
– Over 85% with matched horsepower mud
pumps
– Over 50% with mobile or fast-pace subs
– 3 rigs with automatic catwalks
– 25% of rigs with BOP handling systems
SAFETY
Consistently beat the IADC average for
recordable incidents
– Over 65% improvement in recordable
incidents since 2005
Iron roughnecks installed on 63% of
active U.S. drilling rigs to improve safety
and efficiency
Earned a score of 100% from Ecopetrol
for HSEQ audit in July 2009
– First time such a score has been earned by a
service provider from Ecopetrol

Williston Basin/Bakken Shale
7
6
Uinta & Piceance Basins
2
Marcellus Shale
Fayetteville Shale
6
Barnett Shale
22
Haynesville Shale
Eagle Ford Shale
17
5
Legend
Rig Count
Note: 6 cold-stacked rigs not included on map

PIONEER DRILLING COMPANY

Drilling Services in Prolific U.S. Basins & Shale Plays Our service points are within close proximity to active drilling areas 10

Average Utilization
Rig Count at Period End

PIONEER DRILLING COMPANY

Focused on Growth and
Return on Investment
Maintained high utilization rate while growing fleet
Disciplined program of acquisitions and new-builds
– Acquired 39 rigs at average of $2.4 million per rig
– Built 31 rigs at average cost of $9.8 million per rig
*
Fiscal year end was changed from March 31 to December 31 effective on December 31, 2007
8
16
20
24
35
50
56
65
69
70
71
66%
91%
82%
79%
88%
96%
95% 95%
89% 89%
44%
0%
25%
50%
75%
100%
FY 2000 FY 2001 FY 2002 FY 2003 FY 2004 FY 2005 FY 2006 FY 2007 FYE Dec.
'07*
FY 2008 Q2 2009
YTD
0
10
20
30
40
50
60
70
80

Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04
Q2 '04
Q3 '04
Q4 '05
Q1 '06
Q2 '06
Q3 '06
Q4 '06
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09
Q2 '09

Strong Utilization Through the Cycles
Averaged 88% utilization through cycles since beginning of 2001
Source: Helmerich & Payne, Grey Wolf, Patterson-UTI, & Precision Drilling consists of U.S. domestic utilization rates derived from Form 10-K, Form 10-Q reports, & press releases. Nabors utilization rates for worldwide land fleet obtained from public documents and industry analysts.  Pioneer Drilling utilization rates include Colombian operations beginning Q3 2007.
0%
20%
40%
60%
80%
100%
Pioneer Helmerich & Payne Grey Wolf Patterson-UTI Nabors Precision

International Expansion
Colombia
– Provides geographic and commodity diversification with
more exposure to oil
– Strong E&P spending expected to continue
– Stable government encourages foreign investment
– In 2008, drilling margins were higher than US average
drilling margins
Current status of Colombian operations
– All 5 rigs are currently operating under contract in
Colombia
Actively pursuing expansion into other parts
of Latin America
Pioneer Rig 301, National 110UE, diesel-electric,
1,500-HP rig operating outside the city of Neiva,
Colombia.

Recovery Year Ahead
Short-term oversupply of natural gas in U.S. putting
downward pressure on price expectations for the remainder
of 2009
Expect gradual recovery of natural gas prices and rig
utilization in 2010
For the week ending 9/18/09, the U.S. land rig count was 978 rigs, a decline of 50% from the August 2008 peak of 1,961
rigs*, but up 18% from the June 2009 bottom
*Source:  Baker Hughes
-50% -58% % Change from Peak
978 829 1,961 U.S. Land Rig Count*
Current
September 18, 2009
Bottom
June 2009
Peak
August 2008

15 Production Services Division

Advantages of Production Services
Complementary services --
well services, wireline, fishing
and rental tools
– Less cyclical cash flow and earnings stream
– New platforms for growth in domestic and international markets
– Somewhat counter cyclical to land drilling business
Premium assets
– Homogenous 550HP workover fleet
– Very modern wireline fleet
Attractive margins –
approximately 45% to 50% in 2008
Overlapping
market presence creates cross-selling
opportunities
Strong
management team, each business line manager with over 25 years of industry experience and proven track record of
managing
Transformation of Pioneer from a pure-play U.S. land driller into a multi-faceted, energy services provider
rowth
g

Production Services New-build Program
New-build orientation
– 99% of well service equipment is
550-600 horsepower rigs capable of
working at depths of 20,000 feet
– Custom-designed wireline units and
proprietary open-hole wireline tools
New equipment strategy has led to gains
in market share and relative
performance
– Highest hourly workover rate in industry
– Highest workover utilization rate in
industry
– One of the most active wireline
companies in industry
Pioneer workover rig, a new National 5C, 550 HP
working outside the city of Bryan, Texas.

Production Services New-build Program (Cont.)
0
6
12
20
24
27
45
55
59
74
61
74
0
10
20
30
40
50
60
70
80
2004 2005 2006 2007 2008 2Q 2009
Wireline Units Workover Rigs
Fishing & Rental Services Gross
Equipment and Tools Value
Wireline Units And
Workover Rigs
20
Information for the years 2004 to 2007 represents workover rig and wireline unit counts and fishing and rental tool inventory values when the Production
Services business was owned by WEDGE group.
$0.0
$2.8
$11.7
$15.5
$14.0
$14.6
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
2004 2005 2006 2007 2008 2Q 2009
Approx. Value of Equipment in Millions

Service Points
Well Services
74 Workover Rigs
Wireline Services
61 Wireline Units
Fishing & Rental Services
$15MM Equipment

PIONEER DRILLING COMPANY

19 Production Services Locations Production Services’ locations dovetail with Drilling Services Division

20 Management

Experienced Management Team
Wm. Stacy Locke - President and Chief Executive Officer
Joined Pioneer as President in 1995
Seven years experience in investment banking, six years experience as exploration geologist
B.A. in Geology from the University of California Santa Barbara, MBA in Finance from Southern Methodist
University
Lorne E. Phillips – Executive Vice President and Chief Financial Officer
Joined Pioneer in February 2009, after ten years experience with Cameron International Corporation, most recently as Vice President and Treasurer
International and multi-business unit experience, investment banking experience
B.A. from Rice University, MBA from Harvard Graduate School of Business
F.C. “Red” West - Executive Vice President and President of Drilling Service Division
45 years experience in the drilling services industry
Supervised the drilling of over 7,000 wells
Joe Eustace – Executive Vice President and President of Production Services Division
Joined WEDGE in 2004 as President of WEDGE Oil and Gas Services
Served as Group Vice President for Key Energy Services from 1998 – 2004
Served as VP of Operations for Dawson Production Services from 1982 until acquired by Key Energy Services in
1998
Carlos R. Peña – Vice President, General Counsel, Secretary and Compliance Officer
Joined Pioneer in October 2008 and practicing law since 1992
Experience providing both outside corporate and securities counsel and in-house M&A counsel
B.A. from Princeton, law degree from the University of Texas at Austin

Experienced Management Team (Cont.)
Left to Right: Donald Lacombe, Senior Vice
President of Drilling Services Division – Marketing
and Red West, President of the Drilling Services
Division.
Left to Right: Joe Freeman, Vice President of Well
Services, Mark Gjovig, Vice President of Wireline
Services, Joe Eustace, President of the Production
Services Division, Randy Watson, Vice President of
Fishing and Rental Services.
Drilling Services Division Production Services Division

23 Financial Overview

Historical Financial Performance
$0
$100
$200
$300
$400
$500
$600
$700
FY
2004
FY
2005
FY
2006
FY
2007
YE
2007
(1)
YE
2008
YTD
Q2
2009
Revenue 2004 - 2009
(1) FY 2004 - FY 2007 data based on Company fiscal years ended March 31. Due to the change in fiscal year end from March 31 to
December 31, YE 2007 information represents the nine month fiscal year ended December 31, 2007.
(2) See page 26 for EBITDA reconciliation.
$0
$50
$100
$150
$200
$250
FY
2004
FY
2005
FY
2006
FY
2007
YE
2007
(1)
YE
2008
YTD
Q2
2009
EBITDA
(2)
  2004 - 2009

Capitalization
Capitalization
At June 30, 2009
($Millions)
Cash 43.7 $
Debt:
    Senior secured credit facility $400 million 257.5 $
    Subordinated notes payable and other 5.5
      Total debt 263.0 $
Total shareholders' equity 411.6 $
Total capitalization 674.6 $
Debt to total capitalization ratio 39%
Capital Expenditures
Actuals
FY 2008
Actuals
2Q YTD 2009
Budget
FY 2009
Routine 22.6 $            8.4 $              23.9 $
Discretionary 125.5 18.4 41.3
Subtotals 148.1 26.8 65.2
FY 2008 Budget carryover
to be incurred in FY 2009 - 18.4 19.3
Totals 148.1 $           45.2 $            84.5 $
($Millions)

Reconciliation of EBITDA to Net Income
(1)    Due to change in fiscal year end from March 31 to December 31 that was effective December 31,
2007, Pioneer had a nine month fiscal year ended December 31, 2007.
Nine Months Fiscal Yr 6 Months
and FY Ended Ended Ended
3/31/04 3/31/05 3/31/06 3/31/07 12/31/07 (1) 12/31/08 06/30/09
EBITDA 16.6 41.8 111.4 179.9 104.2 214.8 45.7
Depreciation & Amortization (16.2) (23.1) (33.4) (52.9) (48.9) (88.1) (51.5)
Net Interest (2.6) (1.7) 1.9 3.8 2.4 (11.8) (3.6)
Impairment charges - - - - - (171.5) -
Income Tax (Expense) Benefit 0.4 (6.4) (29.3) (46.6) (18.1) (6.1) 3.7
Net Income (Loss) (1.7) 10.8 50.6 84.2 39.6 (62.7) (5.6)
Fiscal Years Ended
($Millions)

PIONEER DRILLING COMPANY

PIONEER DRILLING COMPANY

27